UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2021

LEGACY EDUCATION ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55790	39-2079974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1490 N.E. Pine Island Road, Suite 5D Cape Coral, Florida	33909
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 542-0643

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 9, 2021 (the “Original 8-K”). This Form 8-K/A is being filed solely to correct incorrect numbers inadvertently reported in the Original 8-K.

Item 5.07 Submission Of Matters To A Vote Of Security Holders

Six proposals described fully in the 2021 Proxy Statement of the Company were presented for approval at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) held on July 2, 2021. As of the record date, 32,948,197 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 27,408,343 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

The stockholders of the Company voted on the following six matters:

Proposal 1: Election of Directors

For the four Board positions, there were seven nominees standing for election at the Annual Meeting. The following persons were nominated and elected to serve as directors of the Company until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified: Michel Botbol, Peter W. Harper, Barry Kostiner, and Cary Sucoff. The voting results for each nominee were as follows:

Candidate	For	Withheld	Broker Non-Votes

Michel Botbol	19,638,660	7,039,828	729,855

Peter W. Harper	19,618,660	7,059,828	729,855

Barry Kostiner	19,638,660	7,039,828	729,855

Cary Sucoff	15,635,035	11,043,453	729,855

Haren Bhakta	10,609,884	-0-	729,855

John Buckingham	6,498,027	4,111,857	729,855

Jeremy Weiner	6,498,027	4,111,857	729,855

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of MaloneBailey, LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2021 as disclosed in the 2021 Proxy Statement, received the following votes:

For	Against	Abstentions	Broker Non-Votes

27,301,661	97,359	9,323	729,855

Proposal 3: Approval of the 2021 Equity Incentive Plan

The proposal to approve the adoption of the 2021 Incentive Plan as disclosed in the 2021 Proxy Statement, received the following votes:

For	Against	Abstentions	Broker Non-Votes

15,430,895	11,239,056	8,537	729,855

Proposal 4: Approval of the “Spin Off” Transaction

The proposal to approve the Spin Off Transaction as disclosed in the 2021 Proxy Statement, received the following votes:

For	Against	Abstentions	Broker Non-Votes

17,188,232	5,716,406	3,773,850	729,855

Proposal 5: Approval of the 20% Issuance Proposal

The proposal to approve the 20% Issuance as disclosed in the 2021 Proxy Statement, received the following votes:

For	Against	Abstentions	Broker Non-Votes

17,183,233	9,488,718	6,537	729,855

Proposal 6: Proposal to Adjourn the Meeting, If Necessary

The proposal to adjourn the 2021 Annual Stockholders Meeting, if necessary, as disclosed in the 2021 Proxy Statement, received the following votes:

For	Against	Abstentions	Broker Non-Votes

17,183,233	9,487,717	7,538	729,855

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY EDUCATION ALLIANCE, INC.

Date: July 14, 2021	By:	/s/ Michel Botbol
Name: Michel Botbol
Title: Chief Executive Officer

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